UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 4, 2005


                                 AEARO COMPANY I
             (Exact Name of Registrant as Specified in Its Charter)





          Delaware                   333-116676                13-3840456
 (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
         of Incorporation)                                 Identification No.)

      5457 W. 79th Street
    Indianapolis, Indiana                                         75082
(Address of Principal Executive Offices)                        (Zip Code)

                                 (317) 692-6666
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02         Results of Operations and Financial Condition



On January 4, 2005, Aearo Company I announced its results of operations for the year ended September 30, 2004. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.



Item 9.01         Financial Statements and Exhibits



(c)  Exhibits



99.1  Press release dated January 4, 2005 of Aearo Company I.











                                   SIGNATURES









Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: November 16, 2004                  AEARO COMPANY I
                                          By:         /s/Jeffrey S. Kulka
                                          Name:       Jeffrey S. Kulka
                                          Title:      Senior Vice President,
                                                      Chief Financial Officer
                                                      and Secretary